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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A
                                 Amendment No. 1

                 Current Report Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 27, 2005


                                  SAFENET, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

        0-20634                                              52-1287752
 (Commission File Number)                                  (IRS Employer
                                                         Identification No.)

                              4690 Millennium Drive
                             Belcamp, Maryland 21017
               (Address of Principal Executive Offices) (Zip Code)

                                 (443) 327-1200
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02         Results of Operations and Financial Condition.

         The information in this Form 8-K/A and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

         On October 27, 2005, SafeNet, Inc. ("SafeNet" or the "Company") issued a press release announcing financial results for the quarter ended September 30, 2005 (the "Earnings Release"), which Earnings Release included revenue and non-GAAP net income guidance for the fourth quarter ending December 31, 2005, the year ending December 31, 2005 and the year ending December 31, 2006. On November 3, 2005, SafeNet issued a press release (the "Supplemental Release") supplementing the guidance for the fourth quarter ending December 31, 2005, the year ending December 31, 2005 and the year ending December 31, 2006 by including GAAP net income guidance. SafeNet is hereby amending Item 2.02 of its Form 8-K dated October 27, 2005, to which the Earnings Release was attached as Exhibit
99.1 and incorporated by reference therein. The Supplemental Release is attached hereto as Exhibit 99.2 and incorporated by reference herein.

         In the Supplemental Release, SafeNet provided certain adjustments to the financial information calculated on the basis of generally accepted accounting principles ("GAAP") as supplemental information relating to its non-GAAP net income guidance for the fourth quarter ending December 31, 2005, the year ending December 31, 2005 and the year ending December 31, 2006. SafeNet's management believes these non-GAAP adjustments are useful to investors because they remove specific non-operating costs associated with any significant acquisitions that have occurred and provide a basis for measuring and comparing the Company's operating performance without these charges. These costs are currently limited to various integration expenses and non-recurring charges. SafeNet's management uses these non-GAAP measures along with the most directly comparable GAAP financial measures in evaluating the Company's operating and financial performance. In particular, SafeNet's management uses the non-GAAP measures, which exclude mostly one-time, non-operating costs, to evaluate actual operating results and identify trends in the company's business. Nonetheless, these non-GAAP measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and other companies may use different non-GAAP measures and presentations of results.

Item 9.01         Financial Statements and Exhibits.

Exhibit 99.1      Press Release of SafeNet, Inc., dated October 27, 2005.*

Exhibit 99.2      Press Release of SafeNet, Inc., dated November 7, 2005.

*  Previously filed.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 7, 2005

                                   SAFENET, INC.


                                   By:     /s/ Anthony A. Caputo
                                           -------------------------------------
                                            Anthony A. Caputo,
                                            Chairman and Chief Executive Officer









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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SAFENET, INC.
                           EXHIBIT INDEX TO FORM 8-K/A



EXHIBIT NO.           ITEM

   99.1               Press Release of SafeNet, Inc., dated October 27, 2005.*

   99.2               Press Release of SafeNet, Inc., dated November 7, 2005.

*  Previously filed.









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